UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 7, 2016
Date of Report (Date of Earliest Event Reported)

New Colombia Resources, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-51274	43-2033337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 174th Street # 816
Sunny Isles Beach, FL 33160
(Address of principal executive offices and Zip Code)

(410) 236-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.       . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.       . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.       . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.       . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

As the Company continues to complete their Audited Year End 2015 10-K, and First Quarter Filing of their 10-Q, we would like to disclose to our shareholders our preliminary financial information that will be included in those filings.

STANDALONE BALANCE SHEETS (UNAUDITED)

	As of	As of
	March 31,	December 31,
	2016	2015
ASSETS
Current Assets
Cash and cash equivalents	$7,602	$3,185
Prepaid expenses and other current assets	107,267	104,166
Total Current Assets	114,869	107,351

Non-Current Assets
Equipment, net	328,540	328,540
Investment in properties	37,944	37,944
Mining rights	100,000	100,000
Equity method investment	57,417	48,317

TOTAL ASSETS	$638,770	$622,152

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts payable and accrued liabilities	$337,625	$337,625
Accounts payable and accrued interest – related parties	63,244	56,375
Other liability	660,000	660,000
Short-term convertible debt	315,802	315,802
Derivative liabilities	90,117	90,117
Total Current Liabilities	1,466,788	1,459,919

Total Liabilities	1,466,788	1,459,919

Stockholders' Deficit:
Preferred stock, $0.001 par value (shares authorized-20,000,000; 10,000,000 shares undesignated) Series A Convertible: 10,000,000 shares designated; 10,000,000 shares issued and outstanding at March 31, 2016 and December 31, 2015	10,000	10,000
Preferred stock, $0.001 par value (shares authorized-10,000,000; -0- shares undesignated) Series B Convertible: 10,000,000 shares designated; 500,492 shares issued and outstanding at March 31, 2016 and December 31, 2015	500	500
Common stock, $0.001 par value (shares authorized-500,000,000); 257,582,616 and 252,082,616 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	257,584	252,084
Additional paid-in capital	27,332,282	27,278,382
Deficit accumulated	(28,428,384)	(28,378,733)
Total Stockholders’ Deficit of New Columbia Resources, Inc.	(828,018)	(837,767)

Non-controlling interest	-	-
Total Stockholders’ Deficit	(828,018)	(837,767)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$638,770	$622,152

STATEMENTS OF OPERATIONS

	Three Months Ended
	March 31,	March 31,
	2016	2015
Revenues	$-	$-
Operating Expenses
Geology and engineering	8,690	2,665
Royalty expense	-	19,250
Depreciation expense	-	669
General and administrative	40,961	264,071
Total Operating Expenses	49,651	286,655

Loss from Operations	(49,651)	(286,655)

Loss on settlement of debt	-	-
Interest expense	-	64,193
Gain on derivatives	-	-
Loss from equity investment	-	11,570
Net loss	$(49,651)	$(360,093)

Net loss attributable to non-controlling interest	$-	$3,942
Net loss attributable to New Columbia Resources, Inc.	$(49,651)	$(356,151)

Basic and diluted loss per share	$(0.00)	$(0.00)

Weighted average number of shares outstanding- basic and diluted	255,703,495	132,252,568

YEAR END 2015 BALANCE SHEETS

	As of	As of
	December 31,	December 31,
	2015	2014
	(unaudited)	(audited)
ASSETS
Current Assets
Cash and cash equivalents	$3,185	$1,627
Prepaid expenses and other current assets	104,166	16,067
Total Current Assets	107,351	17,694

Non-Current Assets
Equipment, net	328,540	329,209
Investment in properties	37,944	56,344
Mining rights	100,000	100,000
Equity method investment	48,317	23,120

TOTAL ASSETS	$622,152	$526,367

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts payable and accrued liabilities	$337,625	$349,401
Accounts payable and accrued interest – related parties	56,375	53,713
Other liability	660,000	660,000
Short-term convertible debt	315,802	281,000
Derivative liabilities	90,117	-
Total Current Liabilities	1,459,919	1,344,114
Total Liabilities	1,459,919	1,344,114

Stockholders' Deficit:
Preferred stock, $0.001 par value (shares authorized-20,000,000; 10,000,000 shares undesignated) Series A Convertible: 10,000,000 shares designated; 10,000,000 shares issued and outstanding at December 31, 2015 and December 31, 2014	10,000	10,000
Preferred stock, $0.001 par value (shares authorized-10,000,000; -0- shares undesignated) Series B Convertible: 10,000,000 shares designated; 500,492 and 2,500,492 shares issued and outstanding at December 31, 2015 and December 31, 2014,	500	2,500
Common stock, $0.001 par value (shares authorized-500,000,000); 252,082,616 and 125,008,477 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively	252,084	125,008
Additional paid-in capital	27,278,382	26,926,947
Deficit accumulated	(28,378,733)	(27,861,165)
Total Stockholders’ Deficit of New Columbia Resources, Inc.	(837,767)	(796,710)

Non-controlling interest	-	(21,037)
Total Stockholders’ Deficit	(837,767)	(817,747)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$622,152	$526,367

STATEMENTS OF OPERATIONS

	Year Ended
	December 31,	December 31,
	2015	2014
	(unaudited)	(audited)
Revenues	$-	$-
Operating Expenses
Geology and engineering	10,730	38,916
Royalty expense	72,200	105,000
Depreciation expense	669	2,677
General and administrative	382,430	1,724,544
Total Operating Expenses	466,029	1,871,137

Loss from Operations	(466,029)	(1,871,137)

Gain on settlement of debt	-	(48,662)
Interest expense	64,193	84,798
Penalty upon loan default	-	61,950
Gain on derivatives	(2,325)	(71,250)
Loss from equity investment	11,570	1,880
Net loss	$(539,467)	$(1,899,853)

Net loss attributable to non-controlling interest	$-	$21,037
Net loss attributable to New Columbia Resources, Inc.	$(539,467)	$(1,878,816)

Basic and diluted loss per share	$(0.00)	$(0.00)

Weighted average number of shares outstanding- basic and diluted	172,873,822	98,029,823

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COLOMBIA RESOURCES, INC.

Date: July 7, 2016	By:	/s/ John Campo
	Name:	John Campo
	Title:	President/Chairman